Exhibit 10t

                  SCHEDULE OF 1991 SPECIAL SEVERANCE AGREEMENTS

In accordance with the Instructions to Item 601 of Regulation S-K, the Registrant has omitted filing 1991 Special Severance Agreements by and between Rogers Corporation and the following employees as exhibits to this Form 10-K because they are identical to the Form of 1991 Special Severance Agreement (the "Form Agreement") by and between Rogers Corporation and certain employees, which filed as Exhibit 10s to this Form 10-K.

        1. Robert D. Wachob
        2. Robert M. Soffer